BROWN ADVISORY Growth Equity Fund Class/Ticker: Institutional Shares / BAFGX Investor Shares / BIAGX Advisor Shares / BAGAX
Summary Prospectus | October 19, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/documents.html. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October19, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory Growth Equity Fund (the “Fund”) seeks to achieve capital appreciation by primarily investing in equity securities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses(1)	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.78%	0.93%	1.18%
(1)
“Other Expenses” for the Fund have been restated to reflect the estimated expenses of the Fund for its current fiscal year.  The Fund is the successor to the Brown Advisory Growth Equity Fund (the “Predecessor Fund”), which was reorganized into the Fund on October 19, 2012.

(2)
Acquired Fund Fees and Expenses are indirect fees and expenses that a Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$80	$249	$433	$966
Investor Shares	$95	$296	$515	$1,143
Advisor Shares	$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended June 30, 2012, the portfolio turnover rate for the Fund was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Advisory, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies.  The Fund invests primarily in securities of medium and large market capitalization companies that the Adviser believes have exhibited an above average rate of earnings growth and that have prospects for above average, sustainable growth in the future.  Medium and large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase.  The Fund may also invest in companies that do not exhibit particularly strong earnings histories but have other attributes that may contribute to accelerated growth in the foreseeable future.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 15% of its net assets in foreign securities, including in emerging markets.

The Adviser  may sell a security or reduce its position if:

•	The investment thesis is violated;
•	A more attractively priced security is found; or
•	The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investments strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser ’s success or failure to implement investment strategies for the Fund.

•	Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year.  The table shows how the average annual returns of the Investor Shares and Advisor Shares for 1, 5 and 10 year periods compare to a broad-based market index and secondary index provided to offer a broader market perspective.

The Fund is the successor to the investment performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund on October 19, 2012.  Accordingly, the performance information shown below for periods prior to October 19, 2012 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800-540-6807 (toll free).

Brown Advisory Growth Equity Fund – Investor Shares
Calendar Year Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2012 was 16.48%.  During the periods shown in the chart, the highest quarterly return was 19.20% (for the quarter ended June 30, 2009) and the lowest quarterly return was -25.21% (for the quarter ended December 31, 2008).

Brown Advisory Growth Equity Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Investor Shares
– Return Before Taxes	-0.31%	4.92%	3.85%
– Return After Taxes on Distributions	-0.31%	4.91%	3.81%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.20%	4.23%	3.33%
Advisor Shares
– Return Before Taxes	-0.64%	4.45%	3.46%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	2.64%	2.50%	2.60%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	2.11%	-0.25%	2.92%

NOTE:  The Growth Equity Fund offers three classes of Shares.  Investor Shares commenced operations on June 28, 1999 as part of the Predecessor Fund and Advisor Shares commenced operations on May 18, 2006 as part of the Predecessor Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Investor Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.  Institutional Shares commenced operations on October 19, 2012.  Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Shares only.  After-tax returns for Advisor Shares and Institutional Shares will vary.

Management

Investment Adviser	Portfolio Manager
Brown Advisory, LLC	Kenneth M. Stuzin, CFA has been the lead manager of the Fund since June 1999.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or through the Internet at www.brownadvisoryfunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.